UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      March 11, 2009

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

16139 Wyandotte Street, Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                Changes in Registrant’s Certifying Accountant

This Form 8-K/A (Amendment No. 2) amends the Form 8-K filed by Trio-Tech International, Inc. (the “Company”) on March 17, 2009 with date of earliest report of March 11, 2009, which Form 8-K was amended by the Form 8-K/A filed by the Company on March 20, 2009.  Such Form 8-K, as amended, reported that the Company was appointing Mazars LLP as its independent registered public accounting firm, such appointment to be effective March 23, 2009.  This Form 8-K/A (Amendment No. 2) is being filed to reflect the fact that such appointment became effective on April 20, 2009.  During the Company’s fiscal years ended June 30, 2007 and June 30, 2008 and through April 20, 2009, the Company did not consult with Mazars LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304 (a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      April 24, 2009

TRIO-TECH INTERNATIONAL

By: /s/ VICTOR H.M. TING
Victor H.M. Ting, Chief Financial Officer
and Vice President (Principal Financial Officer)